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                            MEDE AMERICA CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  COMMON STOCK                                                 CUSIP 584067 10 2
PAR VALUE $.01 PER SHARE                     SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT







is the registered holder of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF MEDE AMERICA CORPORATION (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. The Corporation has more than one class of stock authorized for issuance. This certificate and the shares represented hereby are issued and held subject to each of the laws of the State of Delaware, the Amended and Restated Certificate of Incorporation of the Corporation and the By-Laws of the Corporation, as each may from time to time be amended, modified or supplemented. This certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar. IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Countersigned  and Registered:
                ChaseMellon  Shareholder  Services,   L.L.C.
                                                  Transfer  Agent  and Registrar
 By Authorized Signature

Dated:

------------------------                ----------------------------------------
Chief Financial  Officer                President  and Chief  Executive  Officer

                         (Corporate Seal)

                            MEDE AMERICA CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the                                   ----         ----
entireties                                                   (Cust)      (Minor)
JT TEN - as joint tenants                          under Uniform Gifts to Minors
with right of survivorship                          Act
and not as tenants in common                           -------------------------
                                                                (State)


    Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                  --------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                               CODE OF ASSIGNEE)

                                                                          Shares
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 of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                     Attorney to
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transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------------------------------------------------------


                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By
  ------------------------------------------------
THE  SIGNATURE(S)   SHOULD  BE  GUARANTEED  BY  AN
ELIGIBLE     GUARANTOR     INSTITUTION     (BANKS,
STOCKBROKERS,  SAVINGS AND LOAN  ASSOCIATIONS  AND
CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN  APPROVED
SIGNATURE GUARANTEE  MEDALLION PROGRAM),  PURSUANT
TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.